ZEDGE™

Investor Presentation
13th Annual
LD Micro Main Event

December 14, 2020

LD MICRO

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ericaofanderson
Z 1200
ZEDGE™
everything you

ZEDGE

Safe Harbor Statement

This presentation contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include:

- statements about Zedge’s future performance;
- projections of Zedge’s results of operations or financial condition;
- statements regarding Zedge’s plans, objectives or goals, including those relating to its strategies ,initiatives, competition, acquisitions, dispositions and/or its products; and

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," “likely,” "continue" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on Zedge’s current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond Zedge’s control. Such known and unknown risks, uncertainties and other factors may cause Zedge’s actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements.

These factors include those discussed under the headings "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Zedge’s periodic reports filed with the Securities and Exchange Commission.

Zedge cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of current expectations concerning future results, events and conditions and Zedge is under no obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Zedge Overview

- Leading app for mobile phone personalization
- Spun off from IDT Corp (NYSE: IDT) in 2016 - part of Jonas family portfolio
- Large Android userbase
- Expanding into mobile entertainment



Cumulative App Installs
500MM
400MM
300MM
200MM
100MM
Oct '09
Apr '10
Oct '10
Apr '11
Oct '11
Apr '12
Oct '12
Apr '13
Oct '13
Apr '14
Oct '14
Apr '15
Oct '15
Apr '16
Oct '16
Apr '17
Oct '17
Apr '18
Oct '18
Apr '19
Oct '19
Apr '20
Oct '20
Spun-Off From IDT
New Leadership Installed

465 MM Organic Installs

32MM MAU

'Top 100' App In Google Play

Investment Highlights

Large Customer Base
Attractive Demographics

Multiple Growth Opportunities in Flagship + Optionality

Disciplined Financial Management

Management Execution

— FY ’21 Targets* —

Revenue growth of 20%+, continued positive cash flow and profitability on a quarterly and full-year basis

* 12 months ending July 31, 2021

Zedge's Platform



ASO
Press
SEO
Zedge Wallpaper & Ringtones App
Wallpapers
Video Wallpapers
Ringtones
Notifications
Icons
Widgets
???
Search & Discovery
Analytics / BI
Marketplace
Marketing Tools
Self Publishing Tools
CMS
Monetization/ eCommerce
APIs
Zedge Publishing Platform
Artists
Brands
Social Creators

Unlocking New Opportunities

- Zedge Wallpapers and Ringtones
  - Zedge Premium Marketplace
  - Paid Subscriptions (Zedge+)
  - Social and community features
  - Personalized feeds
- Shortz Beta
  - Shortcastz (podcasts of stories)
  - Monetization to include ad-supported and tokens

Zedge Premium: A Marketplace for Artists


Geoglyser
Live Wallpapers
5:49
Search
Abstract
Download some abstract wallpapers for your phone. You know they're the best kind.
ALL
WALLPAPERS
LIVE WALLPAPERS
Wallpapers
Live Wallpapers
Electronic Positivity
Upbeat electronic ringtones.
Ringtones
Flyby
It's Time
Geodesic Ordeal
Cinematic
Wood Blocks Beat

Video Wallpapers | Dedicated Storefront | Ringtones & Notification Sounds

- Hub for personalization, social, and fandom art
- Ideal for both established and up and coming artists
- Easy to use self serve platform
- Token-based economy

"In addition to working with the music streaming companies, we chose Zedge to further engage with fans not only through music, but through art as well. Zedge has proven itself as a significant distribution channel for artists."

~Mack Maine
President of Lil Wayne's Young Money Records

Reach Tens Of Millions Of Users A Week
Start Making Money Immediately
No Strings Attached.

Shortz - Extending Into Entertainment


9:41
SHORTZ
Chat stories by ZEDGE

Short form, serialized chat fiction


9:41
SHORTZ
Chat stories by ZEDGE
Your Quick Diversion
Addictive bite-sized stories to feed your wildest interests.
Continue
By continuing you agree with Zedge's
Terms of Service and Privacy Policy

Genres that lend themselves to spellbound storytelling


9:41
Paper
Steven Perkins
Start reading
A man awakes after a drunken blackout to find his hands bloody and a mysterious photo of a dead man on his phone. What has he done?
Season 1
Episode 1
Episode 2
Episode 3
Season 2

Imagery and story summaries that provoke the imagination


15:38
Paper
Paper - Episode 1
Kim
CHILL
They don't know stuff. They got nothing
Is the FBI guy hot?
Julia
Well
Kim
Julia
Not the point. I think we need to stop
If we get caught my scholarship for fall is screwed
I CAN'T afford that
We should pause at least

Highly engaging, tap on screen to read each line of txt


15:39
Paper
Paper - Episode 1
office to talk to the FBI guy
I think I'm gonna throw up
What if they already know?
Kim
Listen if they knew anything he woulda just arrested you or whatevs
He prolly just wants a closer look at you
Keep yer stuff together. Try not to look nervous and don't say anything. It will be fine #thuglife
Jules?
U there?
Next episode
Episode 2
CONTINUE

Cliffhanger chapter endings meant to prompt paid subscriptions


Shortz Unlimited
Unlock all stories and get new exclusive updates every week. Cancel anytime.
$24.99 / YEAR
Free for 3 days, then $24.99 yearly
$2.99 / MONTH
Free for 3 days, then $2.99 monthly
$0.99 / WEEK
Free for 3 days, then $0.99 weekly
Terms of Service and Privacy Policy

Subscription paywall to gain access to next chapter and entire library

Financial Overview

MAU & ARPMAU



ARPMAU
MAU
$0.04
$0.03
$0.02
$0.01
40MM
35MM
30MM
25MM
20MM
Oct '19
Jan '20
Apr '20
Jul '20
Oct '20

Net Income & EPS



EPS
NI
$0.08
$0.04
$0.00
($0.04)
($0.08)
$1.00
$0.50
$0.00
($0.50)
($1.00)
Net Income
Oct '19
Jan '20
Apr '20
Jul '20
Oct '20

EBITDA*



$1.5
$1.0
$0.5
$0.0
($0.5)
Oct '19
Jan '20
Apr '20
Jul '20
Oct '20

+73%
YoY ARPMAU
(a/o Oct 31, 2020)

+214%
YoY Subscription Revenue
(a/o Oct 31, 2020)

$6.3MM
Cash & Cash Equivalents
(a/o 10/31/21)

$5.6MM
NOLs
(a/o Jul 31, 2020)

* Please refer to the Reconciliation of Non-GAAP Financial Measures at the end of this presentation.

Key Takeaways


Large and Loyal Customer Base
Shareholder Returns
Multiple Growth Drivers
Disciplined Financial Management

Thank you!

Jonathan Reich
CEO
+1.330.577.3424
jonathan.reich@zedge.net

Brian Siegal
Managing Director
Hayden IR
brian@haydenir.com

EBITDA: Reconciliation of Non-GAAP Financial Measures

EBITDA is defined as earnings (loss) before interest, taxes, depreciation and amortization. EBITDA represents a measure that we believe is customarily used by investors and analysts to evaluate the financial performance of companies in addition to the GAAP measures that we present. Management believes that EBITDA is useful in evaluating our core operating results. However, EBITDA is not a measure of financial performance under accounting principles generally accepted in the United States of America and should not be considered an alternative to net income or operating income as an indicator of our operating performance or to net cash provided by operating activities as a measure of our liquidity.

EBITDA Reconciliation (in $Million)	Q1 '20	Q2 '20	Q3 '20	Q4 '20	Q1 '21	FY '19	FY '20	YTD FY '21
Net Income/(Loss)	**($0.8)**	**$0.1**	**($0.3)**	**$0.5**	**$1.0**	**($3.3)**	**($0.6)**	**$1.0**
Excluding:								
Interest and other income/(expense), net	$0.0	$0.0	$0.0	$0.0	$0.0	$0.2	$0.0	$0.0
Provision for income taxes	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Depreciation and amortization	$0.5	$0.4	$0.3	$0.4	$0.4	$1.4	$1.6	$0.4
EBITDA	**($0.3)**	**$0.5**	**$0.0**	**$0.8**	**$1.4**	**($1.7)**	**$1.0**	**$1.4**